UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

August 4, 2016

Date of Report (Date of earliest event reported)

ANWORTH MORTGAGE ASSET CORPORATION.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-13709	52-2059785
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1299 Ocean Avenue, Second Floor, Santa Monica, California	90401
(Address of Principal Executive Offices)	(Zip Code)

(310) 255-4493

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 4, 2016, Anworth Mortgage Asset Corporation (the “Company”) filed a prospectus supplement, dated August 4, 2016, with the U.S. Securities Exchange Commission (the “Commission”) pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the offering and sale by the Company of up to $196,725,000 maximum aggregate offering price of shares of the Company’s (i) common stock, par value $0.01 per share, (ii) 6.25% Series B Cumulative Convertible Preferred Stock, par value $0.01 per share with a liquidation preference of $25.00 per share, and (iii) 7.625% Series C Cumulative Redeemable Preferred Stock, par value $0.01 per share with a liquidation preference of $25.00 per share (collectively the “Offered Stock”). The Prospectus Supplement supplements the base prospectus included in the Company’s Registration Statement on Form S-3 (File No. 333-210567) (the “Registration Statement”), filed by the Company with the Commission under the Securities Act, and declared effective by the Commission on April 13, 2016.

A copy of the opinion of Greenberg Traurig, LLP with respect to the validity of the Offered Stock is attached as Exhibit 5.1 to this Current Report on Form 8-K. A copy of the opinion of Greenberg Traurig, LLP regarding certain tax matters is attached as Exhibit 8.1 to this Current Report on Form 8-K. This Current Report on Form 8-K is being filed for the purpose of filing Exhibits 5.1, 8.1, 23.1 and 23.2 as exhibits to the Registration Statement, and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit #	Description

5.1	Opinion of Greenberg Traurig, LLP regarding the validity of the Offered Stock

8.1	Opinion of Greenberg Traurig, LLP regarding certain tax matters

23.1	Consent of Greenberg Traurig, LLP (included within the opinion filed as Exhibit 5.1)

23.2	Consent of Greenberg Traurig, LLP (included within the opinion filed as Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANWORTH MORTGAGE ASSET CORPORATION

Date: August 4, 2016	By:	/s/ Lloyd McAdams
Chief Executive Officer

EXHIBIT INDEX

Exhibit #	Description

5.1	Opinion of Greenberg Traurig, LLP regarding the validity of the Offered Stock

8.1	Opinion of Greenberg Traurig, LLP regarding certain tax matters

23.1	Consent of Greenberg Traurig, LLP (included within the opinion filed as Exhibit 5.1)

23.2	Consent of Greenberg Traurig, LLP (included within the opinion filed as Exhibit 8.1)